Exhibit 99.1

 Project Academy Corporate Presentation  Strictly Confidential. Do Not Distribute.

 Disclaimer  This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm™ (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of acceptance of the New Drug Application (NDA) for Anaphylm by the FDA, potential for an advisory committee meeting and regulatory submissions outside the U.S.; and the following pre-launch activities and commercial launch of Anaphylm, if approved by the FDA; that the results of the Company’s clinical studies and data for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the expected growth of the U.S. epinephrine market including in value and the opportunity such growth presents to the Company should Anaphylm be approved by the FDA; the advancement, growth and related timing of our Adrenaverse™ pipeline epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel; through clinical development including design and timing of clinical studies including those necessary to support the targeted indication of moderate and severe alopecia areata for AQST-108, if approved by the FDA; plans and timing to submit the IND for AQST-108 and initiation of a Phase 2a clinical trial for AQST-108 for the treatment of patients with alopecia areata; following launch of AQST-108, if approved by the FDA; the launch of Libervant if approved by the FDA for U.S. market access for ARS epilepsy patients; the commercial opportunity of Libervant, Anaphylm, and AQST-108, including potential market growth and revenues (including projected peak annual sales) generated for the Company from commercialization of these products and product candidates should Anaphylm and AQST-108 be approved by the FDA and Libervant gain U.S. market access; the potential benefits our products and product candidates could bring to patients and acceptance by patients, prescribers and payors of our product candidates as an alternative to existing standards of care for the targeted medical indication of these product candidates; and business strategies, market opportunities, and other statements that are not historical facts.  These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm, AQST-108, and our other product candidates, or failure to receive FDA approval at all for these and other product candidates; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the acceptance of the NDA for Anaphylm; the risk of whether the Company’s clinical data is sufficient for approval of Anaphylm, including with respect to our pharmacokinetic (PK) and pharmacodynamic (PD) comparability submission for FDA approval of Anaphylm; risks associated our ability to address the FDA’s comments on our clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of U.S. market access for Libervant upon expiration of the seven year orphan drug market exclusivity granted by the FDA for an approved nasal spray product of another company, which is scheduled to occur in January 2027, or for other reasons; risks associated with the success of any competing products, including generics; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a market access, sales and marketing capability for commercialization of our product candidates, including Libervant, Anaphylm and AQST-108; risks associated with the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing, including under our ATM facility, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to commence principal payments on our 13.5% Notes in 2026 and to fund future clinical development and commercial activities for our product candidates, including Anaphylm and AQST-108, should these product candidates be approved by the FDA, and for the launch of Libervant upon expiration of the orphan drug marketing exclusivity period of the nasal spray product, if granted by the FDA; risk that our manufacturing capabilities will be insufficient to support demand for Libervant should Libervant receive U.S. market access, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® as a sunsetting product, which accounts for a substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risks associated with the rate and degree of market acceptance in the U.S. and abroad of our product candidates, including Libervant and Anaphylm, if approved by the FDA; risk of the rate and degree of market acceptance in the U.S. and abroad of our licensed products; risk associated with the size and growth of our product markets; risk associated with our compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm, will not be timely issued, or issued at all, by the United States Patent and Trademark Office (PTO); risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and product candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against us including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and changing interest rates; risks related to the impact of pandemic diseases on our business; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items, including a potential recession; risks related to uncertainty about U.S. government initiatives and their impact on our business, including imposition of tariffs and other trade restrictions; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law.  We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties are subject to change based on various factors. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  An effective shelf registration statement on Form S-3 was filed with the SEC. The offering of these securities will be made only by means of a prospectus supplement and base prospectus forming part of the effective registration statement relating to the shares. You may obtain these documents and other documents incorporated by reference or filed as exhibits to the registration statement for more complete information about this offering. Copies of the prospectus supplement for this offering may also be obtained, when available, by contacting Leerink Partners LLC, Syndicate Department, 53 State Street, 40th Floor, Boston, MA 02109, or by telephone at (800) 808-7525 ext. 6105, or by email at syndicate@leerink.com Cantor Fitzgerald & Co., Attention: Equity Capital Markets, 110 East 59th Street, 6th Floor, New York, New York 10022; or by e-mail at prospectus@cantor.com.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.   PharmFilm® Libervant and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm™ proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners.  Strictly Confidential. Do Not Distribute.

 A publicly traded pharmaceutical company (NASDAQ: AQST) focused on advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies.  Who we are…  Strictly Confidential. Do Not Distribute.

 6  of revenue in 2024  150+  20+ years  since the company was founded  Products available in  6 continents  drug approvals  2.5 billion  $57M+  PharmFilm® doses shipped worldwide  More than  employees based in Indiana and New Jersey  expected in the U.S. by 2027 if approved by the FDA   2  product launches  4  Strictly Confidential. Do Not Distribute.

Our Technologies

PharmFilm®




See Reverse for Instructions
Aquestive

PharmFilm® is a unique and versatile technology for high-performance drug delivery. Aquestive scientists combine the customizable features of PharmFilm® with patented formulation and engineering processes to optimize the delivery of active pharmaceutical ingredients (APIs).

AdrenaVerse™



AdrenaVerse™ platform contains a library of over 20 epinephrine prodrugs that demonstrate control of absorption and conversion rates across a variety of dosage forms including lotions, creams, and ointments (LCOs) and delivery sites. The AdrenaVerse platform enables us to pursue a variety of allergy and dermatological indications.

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Aquestive® | 5

 Aquestive is the go-to formulation development and commercial manufacturing partner for oral thin film products worldwide  Our Products  1. Ondif collaboration with Hypera-Pharma (Brazil). 2. Sympazan collaboration with Otter Pharmaceuticals (worldwide). 3. Emylif collaboration with Zambon (EU). 4. Suboxone collaboration with Indivior (worldwide).  Validation from 4 licensed commercial products1-4  Strictly Confidential. Do Not Distribute.

Diversified Pipeline Fuels Our Growth Plan

Proprietary Growth Drivers	Preclinical	Clinical	Filed	Marketed
Anaphylm™ (epinephrine) **Sublingual Film** (SEVERE ALLERGIES, ANAPHYLAXIS)	✓	✓	PDUFA action date is scheduled for January 31, 2026	
Libervant® (diazepam) **Buccal Film** (ACUTE REPETITIVE SEIZURES)	✓	✓	✓	
AQST-108 (epinephrine) **Topical Gel** (ALOPECIA AREATA)	✓			

Strictly Confidential. Do Not Distribute.

Aquestive® | 7

 Cassie Jung  Chief Operating Officer  Dedicated and Experienced Leadership Team  Daniel Barber President, CEO & Director  Lori J. Braender  Chief Legal Officer, Chief Compliance Officer, Corporate Secretary  Ernie Toth  Chief Financial Officer  Peter Boyd  SVP, HR & IT  Melina Cioffi  SVP, Regulatory Affairs  Carl Kraus  Chief Medical Officer  Sherry Korczynski  Chief Commercial Officer  Strictly Confidential. Do Not Distribute.

 Revenue Interest Purchase and Sales Agreement   Strictly Confidential. Do Not Distribute.

 An affiliate of RTW (the “Purchaser”) has agreed to enter into a $75M revenue interest purchase and sale agreement (the “RIPSA”) with Aquestive with substantially the following terms:  Funding is contingent upon both FDA approval of Anaphylm (with a January 31, 2026 scheduled PDUFA date) and refinancing of Aquestive’s existing 13.5% Senior Secured Notes;   Royalties will be payable on Anaphylm annual net sales at the rate of 7.5% initially and scaling down to 1.0%, based on achievement of certain net sales thresholds;   The royalty rate could increase to 9.5% if net sales of Anaphylm do not achieve specified levels in prior calendar year periods starting in 2027;   Royalty payments will cease upon the Purchaser’s receipt of $187.5M by December 31, 2035 or $225M thereafter (the “Maximum Buy-out Amount”);  The RIPSA includes a buy-out option which provides Aquestive the right to settle all outstanding liabilities at any time by paying a specified buy-out amount, up to the Maximum Buy-out Amount, under various terms and conditions;  The proceeds of the funding will be used for the commercialization of Anaphylm, general corporate purposes and transaction expenses incurred in connection with the RIPSA and related documentation; and  The RIPSA contains customary affirmative and negative covenants, including covenants that limit or restrict Aquestive’s ability to, among other things, incur indebtedness, grant liens, and enter into out-licenses of Anaphylm, in each case subject to certain exceptions.  RTW has also indicated an interest to make a $25M equity investment in Aquestive.  Potential Revenue Interest Purchase and Sales Agreement  Strictly Confidential. Do Not Distribute.

 Lead Asset   Anaphylm™ (epinephrine) Sublingual Film  Strictly Confidential. Do Not Distribute.

 A Novel Approach to Epinephrine Delivery  First and only non-device based, orally delivered epinephrine product candidate  Needle-Free  Easy to Administer  Delay-Free  Designed to Work Quickly1  Device-Free  Easy to Carry  +  +   Anaphylm™ (epinephrine) Sublingual Film    1. Aquestive Therapeutics data on file.  Strictly Confidential. Do Not Distribute.

Anaphylaxis: A rapid-onset, life-threatening allergic reaction requiring immediate intervention


INITIAL REACTION
LIKELIHOOD OF OCCURRENCE
Anaphylaxis signs & symptoms (minutes to hours)1,2
Allergen Exposure
5m 10m 15m 20m 25m 30m TIME 1h 2h 3h 4h 5h 6h 7h 8h 9h 10h 72h

During an allergic reaction, **time is the enemy**

30+ minute delay = **Triple risk.**[1]

Up to 73.6% do not receive epinephrine before ER visit[2]

Benefits of epinephrine **far outweigh the risks**[2]

1. Xiaowei Liu , Sangil Lee , Christine M Lohse , Cassandra T Hardy , Ronna L Campbell Biphasic Reactions in Emergency Department Anaphylaxis Patients: A Prospective Cohort Study, DOI: 10.1016/j.jaip.2019.10.027 2. Shaw, Maggie L, Gaps in Anaphylaxis Care, Epinephrine Use Highlight Resource Need, Nov. 6, 2021.

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Aquestive 13

  Anaphylaxis is on the Rise—and so are the Risks  1. Gupta RS, et al. Pediatrics. 2011. 2. Gupta RS, et al. Pediatrics 2018. 3. McGowan EC, et al. J Clin Allergy Immunol. 2013. 4. Jackson KD, et al. NCHS Data Brief. 2013. 5. Black LI, et al. CDC National Center for Health Statistics Data Brief. 2019. 6. Gupta RS, et al. JAMA Netw Open. 2019. 7. Verrill L, et al. Allergy Asthma Pro. 2015. 8. Bilo BM, et al. Current Opin Allergy Clin Immunol. 2008. 9. IQVIA Claims Data, 2023.  10. Death From Anaphylaxis Is a Reassuringly Unusual Outcome Borish, Larry et al. Journal of Allergy and Clinical Immunology, Volume 133, Issue 2, AB234 11. Aquestive Therapeutics data on file.  Epidemiology prevalence data estimates ~40M patients with type 1 allergic reactions1-8  Significant number of patients diagnosed and under physician care from 2020 to 20239  Significant number of scripts for epinephrine were filled in 202411  ~100 deaths per year   in the U.S. due to anaphylaxis10  MORTALITY RATE: 0.3% of anaphylaxis-related hospitalizations 10  14  Strictly Confidential. Do Not Distribute.

U.S. Market has the Potential to Grow to ~$2B in Value by 2031[1]



Current Market Size (2024)[2]:
~$800M
Projected Market Size (2031):
Over
$1B

Epinephrine Market TRx Count (000s)



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,164
3,260
3,048
3,975
4,000
4,671
4,940
2018A
2019A
2020A
2021A
2022A
2023A
2024A

Market is expanding due to: Increasing prevalence of allergies / Increased Patient Awareness / Demand for Better solutions

1. Aquestive Therapeutics data on file, scripts written for epinephrine auto-injectors(EAIs) have increased at a 15% compound annual growth rate (CAGR) from 2021-2023. 2. Aquestive Therapeutics data on file, Precedence Research, "Epinephrine Market Size, Share and Trends 2025-2034".

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Aquestive 15

Top Reasons Why People Don't Carry Epinephrine Autoinjectors (EAI) Devices[1]

Where you need it, when you need it™- less than 50% of patients carry their EpiPen®[2]

- Inconvenience of carrying bulky devices
- Forgetfulness
- Device malfunctions and improper administration
- Fear of needles and social stigma
- Availability at other places, such as the home, car or school
- Expiration of the previous prescription
- Complacency, if there has been no accidental exposure in a long time

1. https://community.kidswithfoodallergies.org/blog/new-epinephrine-study-shows-alarming-results; survey results reflect EAIs only. 2.Fromer L., The American Journal of Medicine (2016) 129, 1244-1250.

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Aquestive®

16

 Rapid Relief Needed When It Matters Most1  Anaphylm reaches peak absorption in just 12 minutes  Observed to achieve therapeutic blood concentrations in as little as 5 minutes (over 100 pg/ml)  Observed to deliver a median T-max of 12 minutes  1. Aquestive Therapeutics, Inc. data results on file, excluding T-max data results for Neffy®, which can be found in the prescribing information located in the approved product label; no head-to-head comparison studies have been conducted with Anaphylm and Neffy®.  Strictly Confidential. Do Not Distribute.

 Film Dosing Option Preference – Patients and HCPs1  80% prefer a non-injection dosing method  95% are interested in a film-dosing option  PATIENTS AND CAREGIVERS  95% believe a film-dosing option fills an unmet need in the epinephrine market  85% indicated they would Rx a film-dosing option  HEALTHCARE PROVIDERS   1. Aquestive Therapeutics, Inc. data on file.  Strictly Confidential. Do Not Distribute.

 Anaphylm Anticipated Key Milestones  Pediatric Study Completed  Q1 2025  NDA Submission Completed  NDA Accepted by the FDA  Potential Advisory Committee Meeting  Q2 2025  Q3 2025  Q4 2025  Q1 2026  PDUFA action date is scheduled for January 31, 2026  Strictly Confidential. Do Not Distribute.

 2024  2025  2026  Anaphylm completed and planned go-to market activities   Strategic Foundations  Key opinion leader engagement  Market research with >1,000 HCPs, patients, caregivers, and payors  Partnering with epinephrine- experienced promotional agencies and commercial consultants    Launch Readiness  Continue to increase awareness of Anaphylm  Talent acquisition  Continue to execute our go-to-market plan driving awareness   Known epinephrine prescribers/specialties  Work with payers to raise awareness  Engagement with advocacy groups  Congress attendance   Publications  Preparedness for Commercial Launch  Facilitate access with payers  Focus on key prescribers in the initial launch  Leverage Anaphylm’s unique product attributes to engage HCPs, patients, caregivers, and advocacy groups  Optimize marketing mix that works smarter, is more focused to enable us to effectively compete in the epinephrine delivery market  Strictly Confidential. Do Not Distribute.

 Pipeline Products  Strictly Confidential. Do Not Distribute.

AQST-108 (epinephrine) Topical Gel


HUMAN SKIN STRUCTURE
Hair Shaft
Sweat Pore
Nerve
Epidermis
Sebaceous Gland
Derma
Sweat Gland
Hair Follicle
Hypoderis
Adipocytes
Muscles

- The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule's five-minute half-life as well as poor absorption capabilities[1]
- Aquestive's AdrenaVerse™ technology has the potential to address both problems[2]
- Completed First-in-Human Study (FIH)
- Pursuing alopecia areata (AA) as a potential initial indication[3]

1. Jeong, W.Y., Kwon, M., Choi, H.E. et al. Recent advances in transdermal drug delivery systems: a review. Biomater Res 25, 24 (2021). 2. Aquestive Therapeutics data on file. 3. See Investor Day Presentation dated September 27, 2024, located at Aquestive.com/investors/eventsandpresentations for more detail on clinical development and the commercial overview.

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Aquestive 22

Alopecia Areata Represents a Potentially Significant Opportunity¹  REASONS TO BELIEVE  Patient unmet need is well-documented and understood  Planned development endpoints that are potentially achievable  Competitive landscape indicates pricing should continue to be reasonable   Commercial opportunity can fit within a growing Aquestive commercial infrastructure  INITIAL TARGET PRODUCT PROFILE²  Description  Topical gel form of AQST-108  Indication  Moderate and severe alopecia areata patients  Dosage and Administration  Apply once in the morning and once at night  Safety   Potential for no black box warning  Value Proposition  May be an alternative to using janus kinase (or JAK) inhibitors  May improve treatment for the two-thirds of severe patients who see no improvement with JAK inhibitors¹  May improve treatment in conjunction with JAK inhibitors  1. Aquestive Therapeutics data on file. 2. Dependent on final clinical and regulatory outcomes.   Strictly Confidential. Do Not Distribute.

 AQST-108 Planned Phase 2a Clinical Study for Alopecia Areata¹   Phase 2a Study Design  36 subjects, 3 doses  12 – 24 weeks²  Early Responder Rate (ERR) of 10% - early responder defined as a subject with 20% improvement in Severity of Alopecia Tool (SALT)³ from baseline at week 12  Proportion of subjects achieving either a SALT score of ≤ 10 (SALT10) or achieving at least a 50% reduction in absolute SALT score from baseline at week 24  1. Plan on commencing study after alignment with the FDA on the protocol. 2. Interim data expected to be available after 12 weeks and primary endpoint data expected to be available at 24 weeks.   3. The Severity of Alopecia Tool is a standardized system used to quantify hair loss in Alopecia Areata (AA) cases.  A Phase 2a, multi-center, double-blind, dose-response, adaptive study to evaluate the safety and efficacy of AQST-108 in patients with moderate alopecia areata  24  Strictly Confidential. Do Not Distribute.

 Planned AQST-108 Clinical and Regulatory Approval Timeline  Q4 2025  Q1 2026  Q2 2026  Q3 2026  Expect to Open IND  Expected Initiation of Phase 2a  Strictly Confidential. Do Not Distribute.

 Thank You  Strictly Confidential. Do Not Distribute.